SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            Form 8-K

                         CURRENT REPORT


        Pursuant to Section 13 or 15(b) of the Securities
                      Exchange Act of 1934



Date of Report (Date of earliest event reported) January 10, 1996

              BUTTERFLY TECHNOLOGY, INC.


     (Exact name of registrant as specified in its charter)


 Nevada                     6770              11-327-0747

(State or other               (Commission         (IRS Employer
jurisdiction of               File Number)       Identification No.)
incorporation)

             63 Wall Street, Suite 1801, New York, New York  10005

                 (Address of principal executive offices)


Registrant's telephone number, including area code (212) 344-1600





                (Former name, if changed since last report)



          26 Court Street, Suite 810, Brooklyn, New York  11242

              (Former Address, if changed since last report)
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Item 4.  CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANT.

     Randi Sue Meltzer, CPA, was formerly engaged to audit the financial statements of Butterfly Technology, Inc. (the "Company"). Effective January 10, 1997, Ms. Meltzer has resigned from this position.

     None of Ms. Meltzer's reports on the financial statements contains an adverse opinion or disclaimer of opinion, nor was any financial statement qualified or modified as to uncertainty, audit scope, or accounting principles.

     Ms. Meltzer's resignation was approved by the Company's Board of Directors.

     Ms. Meltzer's resignation is not due to any disagreements on any matter, transaction or event, with respect to accounting principals or practices, financial statements, disclosure or auditing scope or procedure, at any time during the engagement of Ms. Meltzer as auditor of the Company's financial statements.

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


BUTTERFLY TECHNOLOGY, INC.



Oleg Lagutenko, President
Dated:  January 10, 1997

                     EXHIBITS TO FORM 8-K


1.  Letter From Accountant